                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Novadigm, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 27, 1998 included in Novadigm, Inc.'s Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
November 23, 1998